UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K-A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 10, 2013

GREEN HYGIENICS HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54338	26-2801338
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1937 Pendrell Street, Suite 1004, Vancouver, B.C., Canada	V6G 1T4
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 1-855-922-2368

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.02         Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

CORRECTION OF AN ERROR

It became necessary for the Company to restate its previously issued interim financial statements for the six months ended January 31, 2013 for matters related to the following accounts: loans payable, stock payable and deficit. The accompanying financial information for the six months ended January 31, 2013 have been restated to reflect the corrections in accordance with ASC Topic 250, Accounting Change and Error Corrections.

Per the Company’s debt settlement agreements consummated during  its third quarter ended April 30, 2013, a conversion feature was added and agreed to for a settlement of $50,000 in debt prior to February 1, 2013. The conversion feature resulted in a benefit of $204,000 on recognition of the fair market value of the common shares to be issued on conversion, resulting in a loss on conversion of $154,000, increasing the deficit at January 31, 2013 by $154,000, increasing stock payable by $204,000 at January 31, 2013 and reducing loans payable by $50,000at January 31, 2013.

We were advised by our independent accountant that disclosure should be made or action should be taken to prevent future reliance on our January 31, 2013 interim financial statements.

We also note that:
- We were first advised that disclosure should be made or action should be taken to prevent future reliance on the previously issued interim review related to the six month January 31, 2013 financial statements on or about June 7, 2013;
- The financial statements that should no longer be relied upon are dated January 31, 2013 for the three and six months then ended;
- the information provided by the accountant to us and included in this amended 8K is that the granting of the conversion feature and attached to a loan settlement occurred during the January 31, 2013 quarter. The fair market value of the Company’s common shares on the grant date is used to value the shares issued for settlement of the loan which resulted in a $154,000 loss, representing a large percentage of the net loss during the January period end. The debt was agreed to be settled during the January 31, 2013 quarter in common shares, therefore, the transaction should have been recorded as a stock payable at that date; and
- an authorized officer of the Company discussed with the independent accountant the matters disclosed in the filing pursuant to Item 4.02(b).

The debt conversion was based on the date of the agreement. The amended financial information is disclosed in the Company’s April quarter and is attached as an exhibit to this 8KA. The Company will file an amended form 10Q for the three and six months ended January 31, 2013 as soon as practical.

Item 9.01          Financial Statements and Exhibits.

Exhibit Number	Description
23	M&K audit consent letter dated June 27, 2013

99.1	January 31, 2013 amended financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN HYGIENICS HOLDINGS INC.

/s/ Dave Ashby
Dave Ashby
President and Director

Date: June 27, 2013